Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2022
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Cash and Cash Equivalents
NOTE 13: CASH AND CASH EQUIVALENTS

(€‘000)	As at December 31,
	2022	2021
Cash at bank and on hand	12 445	30 018

Total	12 445	30 018

The Group’s cash and cash equivalents amounted to €12.4 million at December 31, 2022 which accounts for a decrease of €17.6 million as compared to year-end
2021, mainly as a result of the Group’s operations expenses partly compensated by cash proceeds from the sale of CTMU activities, sales of short-term investments resulting from the Mesoblast amendment signed in January 2022, and cash proceeds from recoverable cash advances (RCAs) and other grants received from the Walloon Region .
Cash at banks earn interest at floating rates based on daily bank deposit rates. For the years ended December 31, 2022 and 2021, the earned bank interests have been insignificant.